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                                                                      Exhibit 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Annual Report on Form 10-K of Pro-Fac Cooperative, Inc. for the fiscal year ended June 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen R. Wright, General Manager, Chief Executive Officer, Chief Financial Officer and Secretary of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.


Dated: September 23, 2004                          /s/ Stephen R. Wright
       ------------------                    -----------------------------------
                                             General Manager, Chief Executive
                                             Officer, Chief Financial Officer
                                             and Secretary
                                             (Principal Executive Officer and
                                             Principal Financial Officer)